POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED OCTOBER 30, 2013 TO THE SUMMARY

PROSPECTUS DATED AUGUST 30, 2013 OF:

PowerShares High Yield Equity Dividend Achievers™ Portfolio

Effective November 1, 2013, the methodology of NASDAQ US Dividend Achievers™ 50 Index, the underlying index (“Underlying Index”) of the PowerShares High Yield Equity Dividend Achievers™ Portfolio, will change. Therefore, on that date, the Summary Prospectus will be revised as follows:

•	On page 1, the fourth and fifth sentences in the section titled “Principal Investment Strategies” are deleted and replaced with the following:

To qualify for inclusion in the Underlying Index, an issuer must have increased its annual regular cash dividend payments for each of its last ten or more calendar or fiscal years, and must have a minimum market capitalization of $1 billion. The Underlying Index contains common stocks.

Please Retain This Supplement For Future Reference.

P-PEY-SUMPRO-1 SUP-1 103013